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                                                                    EXHIBIT 10.1


                           HALTER MARINE GROUP, INC.

                      1996 STOCK OPTION AND INCENTIVE PLAN


         1. Purpose of Plan. The Halter Marine Group, Inc. 1996 Stock Option and Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain a strong management team of superior capability, to encourage the sense of proprietorship and to stimulate the active interest of persons who occupy key positions in the Company or its Affiliates by enabling the Company to make awards that recognize the creation of value for the stockholders of the Company and promote the Company's development, growth, performance and financial success. In furtherance of that purpose, eligible persons may receive stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalent rights, and other awards, or any combination thereof.

         2. Definitions. Unless the context otherwise requires, the following terms when used herein shall have the meanings set forth below:

                 "Affiliate" - Any corporation, partnership or other entity in which the Company, directly or indirectly, owns a fifty percent (50%) or greater interest.

                 "Award" - A stock option, stock appreciation right, restricted stock, performance award, dividend equivalent right or other award under this Plan.

                 "Board" - The Board of Directors of the Company, as the same may be constituted from time to time.

                 "Code" - The Internal Revenue Code of 1986, as amended from time to time.

                 "Committee" - The Compensation Committee or such other committee as may be designated by the Board to administer this Plan. Each member of the Committee shall be appointed by, and shall serve at the pleasure of, the Board. To the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 in order for the grant of Awards to be exempt under Section 16(b) of that act, the Committee will at all times consist of at least two members of the Board who qualify as "Non-Employee Directors", as defined in Rule 16b-3(b)(3)(i). The Board may amend the Plan to modify the definition of Committee within the limits of Rule 16b-3 to assure that the Plan is administered by Non-Employee Directors.

                 "Company" - Halter Marine Group, Inc., a Delaware corporation.

                 "Disability" - Permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

                 "Dividend Equivalent Right" - The right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if the Shares were held by the eligible employee to whom the Award is made.

                 "Fair Market Value" - The last reported sales price per share of Shares on the New York Stock Exchange on the date of determination or, if no sale is made on such date, on the last sale date immediately preceding the date of determination. If Shares are not listed on such exchange on that date, the Fair Market Value shall be the highest reported bid price on the date of determination or, if such bid price is not available for such date, on the closest preceding date when such bid price is available.





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                 "Incentive Stock Option" - A stock option meeting the
         requirements of Section 422 of the Code or any successor provision.

                 "Non-qualified Stock Option" - A stock option other than an incentive stock option.

                 "Optionee" - A person who has been granted a stock option under this Plan and who has executed a written stock option agreement with the Company.

                 "Plan" - The Plan set forth herein.

                 "Performance Award" - An Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares.

                 "Stock Appreciation Right" - The right to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right).

                 "Retirement" - Termination of employment, other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of its Affiliates in which such person participates.

                 "Reorganization" - Any merger or consolidation in which the Company is not the surviving corporation; sale of all or substantially all of the assets of the Company; or sale, pursuant to an agreement with the Company, of Shares of the Company pursuant to which another corporation, person or other entity acquires fifty percent (50%) or more of the outstanding Shares of the Company.

                 "Share" - A share of the Company's Common Stock, par value $1.00 per share, and any share or shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for each such share.

         3. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to:

                 (a)  determine the persons to whom Awards are to be granted;

                 (b) determine the type of Award to be granted, the number of Shares to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, any restrictions on the exercise of the Award, and any restrictions on Shares acquired pursuant to the exercise of an Award;

                 (c) provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in any Award, waive any restriction or other provisions of the Plan or in any Award, and to amend or modify any Award that is either (i) not adverse to the holder of the Award or (ii) consented to by such holder;

                 (d)  conclusively interpret the Plan provisions;

                 (e) prescribe, amend and rescind rules and regulations relating to the Plan or make individual decisions as questions arise, or both;





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                 (f)  rely upon employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

                 (g) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         All questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

         4. Shares Subject to Plan. The maximum number of Shares that may be issued pursuant to Awards under this Plan shall not exceed 1,400,000, unless such maximum shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. The Shares issued pursuant to the Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

         To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of Shares covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under this Plan, the number of Shares available for future Awards under this Plan shall be reduced only by the net number of Shares issued upon the exercise of the option.
Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under this Plan, even though the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a stock option granted in tandem with a Stock Appreciation Right that is settled by a cash payment of the stock appreciation. However, Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

         5. Eligibility. Eligibility for participation in the Plan shall be confined to a limited number of persons who are employed by the Company, or one or more of its Affiliates, and who are directors or officers of the Company or one or more of its Affiliates, or who are in managerial or other key positions in the Company or one or more of its Affiliates. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the person, his or her importance to the Company and its Affiliates, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company and its Affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         6. Grant of Stock Options. The Committee may grant stock options to any eligible employee. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The Committee shall specify whether such option is an Incentive Stock Option or Non-qualified Stock Option. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection.
Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option, consistent with the provisions of this Plan. The Optionee and the Company shall enter into separate option agreements for Incentive Stock Options and Non-qualified Stock Options. At any time and from time to time, the Optionee and the Company may agree to modify an option agreement in order that an Incentive Stock Option may be converted to a Non-qualified Stock Option.

                 The Committee may require that an Optionee meet certain conditions before the option or a portion thereof may be exercised, as, for example, that the Optionee remain in the employ of the Company or one of its Affiliates for a stated period or periods of time before the option, or stated portions thereof, may be exercised;





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provided, however, nothing in the Plan or in any option agreement shall confer upon any Optionee any right to remain in the employ of the Company or one of its Affiliates, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Affiliates to terminate such Optionee's employment or directorship at any time.

         7. Option Exercise Price of Stock Options. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant of such Incentive Stock Option.

         8.      Limitations on Grant of Incentive Stock Options.

                 (a) In no event shall any person be granted Incentive Stock Options in any calendar year covering Shares having an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this paragraph be the maximum limitation on options which may be considered Incentive Stock Options under the Code.

                 (b) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Affiliate corporation be granted an Incentive Stock Option hereunder unless: (1) the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares at the time that the option is granted and (2) the term of the option shall not exceed five (5) years.

         9. Term of Stock Options. The term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant. Each option shall otherwise be subject to earlier termination as hereinafter provided:

                 (a) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the fact that the Optionee is discharged for cause, as determined solely and exclusively by the Committee, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited at the time of the Optionee's discharge for cause.

                 (b) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's resignation, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited ten (10) days after the date of such resignation by the Optionee; except that in case the Optionee shall die within ten (10) days after the date of such resignation, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve
(12) months from the date of such resignation to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (c) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's retirement, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date of the Optionee's retirement, except that in case the Optionee shall die within three (3) months after the date of retirement, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve
(12) months from the date of retirement to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (d) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's disability, all rights of the Optionee to exercise an option shall terminate, lapse, and





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be forfeited three (3) months after the date that the Optionee ceased, on account of such disability, to be an officer, director, or employee of the Company or any Affiliate; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee by reason of the Optionee's disability, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (e) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the termination of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (f) If the Optionee ceases to be an officer, director or employee of the Company or any Affiliate for any reason other than discharge for cause, resignation, retirement, disability, or death, all rights of the Optionee to exercise an option shall terminate, lapse and be forfeited three
(3) months after the date that the Optionee ceased to be an officer, director, or employee of the Company or an Affiliate; except that in case the Optionee shall die within three (3) months thereafter, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (g) Despite the provisions of paragraphs (b), (c), (d), (e), and (f) of this Section, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

         10.     Vesting of Stock Options.

                 (a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule determined by the Committee, in its sole discretion, which will be incorporated in the stock option agreement. The option vesting schedule will be accelerated in the event the provisions of paragraph (b), (c), (d), or (e) of this Section apply; or, in the sole discretion of the Committee, if the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

                 (b) If an Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of death, disability, or retirement, the Optionee or the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall become fully vested in each stock granted to the Optionee and shall have the immediate right to exercise any such option to the extent not previously exercised.

                 (c) In the event of the dissolution or liquidation of the Company, each stock option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise the option, even though such option would not otherwise be exercisable under the option vesting schedule. At the end of such period any unexercised option shall terminate and be of no further effect.

                 (d)  In the event of a Reorganization:

                          (1)  If there is no plan or agreement respecting the
Reorganization, or if such plan or agreement does not specifically provide for the change, conversion, or exchange of the Shares under outstanding and unexercised stock options for securities of another corporation, then the provisions of the above paragraph (c) of this Section shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or





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                          (2)  If there is a plan or agreement respecting the
Reorganization, and if such plan or agreement specifically provides for the change, conversion, or exchange of the Shares under outstanding and unexercised stock options for securities of another corporation, then the Board shall adjust the Shares under such outstanding and unexercised stock options (and shall adjust the Shares remaining under the Plan which are then available to be awarded under the Plan, if such plan or agreement makes no specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such Shares and such options.

                 (e) In the event of the acquisition of fifty (50%) or more of the outstanding Shares of the Company as a result of any tender or exchange offer, other than one made by the Company, then the provisions of paragraph (c) of this Section shall apply as if the Company had dissolved or been liquidated on the date that the corporation, person, or other entity making the tender or exchange offer acquired fifty percent (50%) or more of the outstanding shares.

         11. Non-transferability of Stock Options. A stock option shall not be transferable otherwise than by will or the laws of descent and distribution, and a stock option may be exercised, during the lifetime of the Optionee, only by the Optionee. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of a stock option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon a stock option shall be null and void and without effect.

         12.     Exercise of Stock Options.

                 (a) Stock options may be exercised as to Shares only in minimum quantities and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                          (1) in cash (including check, bank draft, or money order); or

                          (2) by the delivery of Shares already owned by the Optionee having a Fair Market Value equal to the aggregate option price; or

                          (3)  by a combination of cash and Shares.

                 (b) If an Optionee delivers Shares already owned by him or her in full or partial payment of the exercise price for any stock option granted under this Plan or any prior stock option plan of the Company, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered in payment of the option exercise price of the underlying stock option being exercised. The grant of a Reload Option will become effective upon the exercise of underlying stock option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its grant and no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                 (c) The amount, as determined by the Committee, of any federal, state, or local tax required to be withheld by the Company due to the exercise of a stock option shall be satisfied, at the election of the Optionee but subject to the consent of the Committee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash (the "Cash Method"), or (b) through the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the option having a Fair Market Value





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equal to the amount of the withholding obligation (the "Share Retention
Method"). The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities. The Committee shall determine the time and manner in which an Optionee may elect to satisfy a withholding obligation by either the Cash Method or the Share Retention Method.

                 (d) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by a stock option except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the option.

         13. Date of a Stock Option Grant. The granting of a stock option shall take place only when the Committee approves the granting of such option. Neither any action taken by the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Board or stockholders of the Company shall constitute the granting of a stock option under this Plan.

         14. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any eligible person, either as a separate Award or in connection with a stock option. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the Company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market value on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right) by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. If a Stock Appreciation Right is granted in tandem with a stock option, there shall be surrendered and canceled from the option at the time of exercise of the Stock Appreciation Right, in lieu of exercise under the option, that number of Shares as shall equal the number of Shares as to which the Stock Appreciation Right shall have been exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

         15.     Restricted Stock.

                 (a) The Committee may grant Awards of restricted stock to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of restricted stock shall be specified by the grant. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of restricted stock is made shall have in the restricted stock during the restriction period and the restrictions applicable to the particular Award, including whether the holder of the restricted stock shall have the right to vote the Shares and receive all dividends and other distributions applicable to the Shares. The Committee shall determine when the restrictions shall lapse or expire and the conditions, if any, under which the restricted stock will be forfeited or sold back to the Company. Each Award of restricted stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of restricted stock. Restricted stock may not be disposed of by the recipient until the restrictions specified in the Award expire.

                 (b) Any restricted stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of the restricted stock during the





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restriction period or require that the restricted stock be placed in an escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

         16.     Performance Awards.

                 (a) The Committee may grant Performance Awards to any eligible person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified at the time of the grant. A Performance Award will be paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Committee prior to (i) ninety (90) days after the commencement of the period of service to which the performance goals relate and (ii) the lapse of twenty-five percent (25%) of the period of service, and in any event while the outcome is substantially uncertain. The other terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

                 (b) Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, Shares, or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

         17.     Dividend Equivalent Rights and Interest Equivalents.

                 (a) The Committee may grant a Dividend Equivalent Right to any eligible employee, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

                 (b) Any Award under this Program that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

         18. Other Awards. The Committee may grant to any eligible person other forms of Awards based upon, payable in, or otherwise related to, in whole or in part, Shares if the Committee determines that such other form of Award is consistent with the purposes and restrictions of this Program. The terms and conditions of such





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other form of Award shall be specified by the grant.  Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

         19. Compliance with Securities and Other Laws. In no event shall the Company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Shares, the Company may place legends on Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

         20. Adjustments Upon Changes in Capitalization. The value of an Award in Shares shall be adjusted from time to time as follows:

                 (a) Subject to any required action by stockholders, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase of decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

                 (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.

                 (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding, and conclusive.

         Except as hereinbefore expressly provided in this Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made without respect to, the number or exercise price of Shares subject to an Award.

         The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         21. Effective Date. The Plan shall be effective as of the date of its adoption by the Board.





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         22.     Amendment of the Plan.  All provisions of the Plan (including any Award made under the Plan) may at any time or from time to time be modified or amended by the Board; provided, however, no Award at any time outstanding under the Plan may be modified, impaired, or canceled adversely to the holder of the Award without the consent of such holder, and provided, further, the Plan may not be amended without approval by the holders of a majority of the Shares of the Company represented and voting at a meeting of the stockholders
(a) to increase the maximum number of Shares subject to the Plan, (b) to materially modify the requirements as to eligibility for participation in the Plan, (c) to otherwise materially increase the benefits accruing to persons to whom Awards may be made under the Plan, or (d) if such approval is otherwise necessary, to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or to comply with any other applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.

         23. Termination of Plan. The Board may terminate the Plan at any time. However, termination of the Plan shall not affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated.





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